Comerica Incorporated Morgan Stanley US Financials Conference June 11, 2025 Peter Sefzik Chief Banking Officer Allysun Fleming EVP, Payments Kelly Gage Director of Investor Relations Jim Herzog Chief Financial Officer This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “achieve,” “anticipate,” “assume,” “believe,” “could,” “deliver,” “drive,” “enhance,” “estimate,” “expect,” “focus,” “future,” “goal,” “grow,” “guidance,” “intend,” “may,” “might,” “plan,” “position,” “opportunity,” “outlook,” “strategy,” “target,” “trajectory,” “trend,” “will,” “would,” & similar expressions or the negative of such terms or other comparable terminology. Forward-looking statements include, but are not limited to, statements about our business strategy, goals & objectives, projected financial & operating results, the projected timing & impact of the Direct Express transition, strategies across the Commercial Bank, Wealth Management & the Retail Bank & deposit initiatives. These statements are not historical facts, but instead represent our beliefs regarding future events, many of which, by their nature, are inherently uncertain & outside of our control. Our actual results & financial condition may differ materially from those indicated in these forward-looking statements. Important factors that could cause our actual results & financial condition to differ materially from those indicated in such forward-looking statements include: our ability to take advantage of growth opportunities & implement targeted initiatives in the timeframe & on the terms we currently expect; the extent to which our targeted investments influence our deposits, non-interest income & wire volume; the timing & impact of the Direct Express transition; whether loan & deposit trends continue as expected; the impact of macroeconomic factors, such as changes in general economic conditions & monetary & fiscal policy, particularly on interest rates; changes in customer behavior; unfavorable developments concerning credit quality; declines in the businesses or industries of our customers; reductions in our credit ratings; security risks, including cybersecurity & data privacy risks; the outcomes of legal & regulatory proceedings & related financial services industry matters; compliance with regulatory requirements; competitive product & pricing pressures; & the other factors set forth in “Item 1A. Risk Factors” beginning on page 16 of our Annual Report on Form 10-K for the year ended December 31, 2024. Any forward-looking statement made by us in this presentation is based solely on information currently available to us & speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except to the extent required by law. Safe Harbor Statement 2©2025, Comerica Inc. All rights reserved.

©2025, Comerica Inc. All rights reserved. Positioned for the Future Strong foundation & strategy create opportunity for enhanced returns over time 3 Leveraging strong foundation Executing on differentiated strategy Driving responsible growth Proven credit results Solid capital position Abundant liquidity Attractive deposit franchise Targeted market, MSA focused strategy Diversified business Tenured colleagues Favorable earnings trajectory Select strategic investments Balance sheet expansion Prioritizing consistency for our customers Monitoring economic developments Executing on our relationship model Deep Dive: Strategic Revenue Investments Targeted initiatives, aligned with our core relationship model, designed to drive sustainable revenue growth & compelling returns over time 1 Middle Market Banking, Business Banking & Small Business1 Leveraging our distinctive relationship model, dedicated training program, compelling geographic strategy, proven credit approach & targeted products to drive GDP+ growth 2 Payments & Deposits Further modernizing our strong product set & onboarding process to anticipate & support evolving customer needs while driving fee income; executing on targeted deposit initiatives to enhance our attractive funding position 3 National & Specialty Businesses Utilizing deep, industry specific expertise to deliver unique value, resulting in market- leading positions, tenured customer relationships & strong opportunities for new customer acquisitions 4 Capital Markets Delivering a cohesive capital markets platform, supporting the growth & ownership strategies of our blue-chip commercial customer base while enhancing our revenue mix 5 Wealth Management & Retail Combining modernized platforms with our unique understanding of the needs of business owners, executives & employees; supporting customer retention through a business owner lifecycle, delivering a professional grade experience & driving more consistent revenue streams 41Presented in 1Q25 at the RBC Capital Markets Global Financial Institutions Conference ©2025, Comerica Inc. All rights reserved. P re s e n te d in 1 Q 2 5 T o b e d is c u s s e d a t fu tu re c o n fe re n c e s

5©2025, Comerica Inc. All rights reserved. Big bank solutions, small bank touch Our value proposition is how we serve, beyond what we offer, with scaled infrastructure & agile, responsive service Tailored SLAs Hands on executive management Complex payment clients Service designed to create small bank touch Customers move to us not just for capability, but for trust & flexibility 402 943 1,517 1,809 2,326 3,093 3,510 Commercial On-Balance Sheet Sweeps1 ($ in millions; avg.) 74 170 270 434 647 811 1,025 Comerica Maximize® Deposit Balance ($ in millions; period-end) Product launch 1Averages calculated using monthly average deposit data 60 57 FY 2024 FY 2024 439 318 FY 2024 FY 2024 6 ©2025, Comerica Inc. All rights reserved. Talent, focus & velocity Targeted investments in our people & products is our launchpad for scalability & growth Faster payments Treasury APIs Fintech & Financial Institution embedded partnerships New leadership & payments specialized talent Key investments & resource alignment: 2 2 2023 2024 2-Year Goal Wire Volume (millions) Average Deposits1 ($ in billions) Payments & Deposit Goals Payments Noninterest Income2 ($ in millions) 1Reflects total average deposits for the Commercial Bank, the Retail Bank & Wealth Management, except where noted to adjust for Direct Express 2Payments related noninterest income includes card fees & service charges on deposit accounts, except where noted to adjust for Direct Express 3Adjusted to exclude the impact of Direct Express in FY 2024 & 5-Year goal. We are not able to project the timing or magnitude of eventual transition of Direct Express deposits, or noninterest income in future periods without unreasonable effort or expense as details are not yet finalized; assumes 4% nominal GDP CAGR & no unusual monetary supply actions, various factors could impact ability to achieve goals, including, but not limited to, macroeconomic factors 2X Direct Express Direct Express 3 121 5-Year Goal: ~7% CAGR3 (excluding Direct Express) 5-Year Goal: 5 to 7% CAGR3 (excluding Direct Express) 6

APPENDIX ©2025, Comerica Inc. All rights reserved. The Right Balance Positioned to effectively meet the unique needs of our target customers 8 Va l u e s L o n g - Te r m R e l a t i o n s h i p s 1 Ad v i s o r y C a p a b i l i t i e s o f R M 1 S a t i s f a c t i o n w i t h R M 1 , 2 Tr u s t 1 Recognized for Strength in Serving Businesses with Coalition Greenwich Awards: Small Bank Service, Large Bank Capabilities Tailored solutions & customized product offerings to meet our customers’ needs Localized advice for our customers Community engagement recognizing we all play a role in advancing the markets & communities we serve Comprehensive suite of products & services including credit capacity, treasury management, & capital market solutions Experienced & tenured team delivering consistency to our relationships across markets & businesses Industry expertise adding unique value to customers across core businesses & specialized verticals 1Award earned for Small Business Banking 2Award earned for Middle Market Banking

Commercial Bank 85% 10% 5% Commercial Bank Wealth Management Retail Bank 53% 6% 38% 3% Commercial Bank Wealth Management Retail Bank Other ©2025, Comerica Inc. All rights reserved. Diversified Businesses Unique & complementary model Loans1 Deposits1 1Average 1Q25 Loans & Deposits, respectively. See Quarterly Average Loans & Quarterly Average Deposits slides for more details. 9 Wealth Management Deliver a first-class commercial solution as a “Leading Bank for Business” including a robust digital suite Grow Middle Market, Business Banking & Specialty Businesses in which we have expertise Generate capital- efficient fee income Focus on organic & other strategic growth opportunities Deliver a high level of service to customers across all touchpoints Provide important funding source for the Corporation in terms of size, granularity & deposit diversification Retail Bank Cohesive relationship strategy across our divisions unlocks the value of our franchise Loan Update Favorable trends quarter to date & pipelines remain strong 2Q25 metrics through 5/31/25 are preliminary & subject to change. Quarterly & other shorter-duration results may not be representative of longer-duration performance due to business seasonality or other circumstances 1Comparisons of 2Q25 through 5/31/25 vs 1Q25 2Outlook as of 6/10/25 10©2025, Comerica Inc. All rights reserved. Loan Trends ($ in billions; average) 51.1 50.9 50.6 50.2 50.4 50.1 50.8 2Q24 3Q24 4Q24 1Q25 2Q25 thru 5/31 Apr-25 May-25 MonthlyQuarterly Quarter-to-Date Trends Through 5/31/25 Loans trending up with ~$200MM increase in QTD average loans1 - Growth in Corporate Banking & Private Banking partially offset by declines in Equity Fund Services & National Dealer Services 2Q25 Outlook2: Expect average balances to outperform previous 2Q25 guidance

©2025, Comerica Inc. All rights reserved. 2Q25 metrics through 5/31/25 are preliminary & subject to change Source for peer data: S&P Global Market Intelligence & company press releases; for a comprehensive list of our peer group, please see our 2025 Proxy Statement, as filed with the SEC on March 17, 2025 1Comparisons of 2Q25 through 5/31/25 vs 1Q25 2Outlook as of 6/10/25 11 Deposits Update Seasonality & higher for longer rate environment pressuring deposits Loan to Deposit Ratio Below Historical Average (period-end) Noninterest-bearing % of Total Deposits (avg.; %; 1Q25) 63.1 63.9 63.3 61.9 61.3 61.7 60.9 2Q24 3Q24 4Q24 1Q25 2Q25 thru 5/31 Apr May Average Balances Monthly Average Balances Noninterest-bearing (NIB) Interest-bearing (IB) Deposit Trends ($ in billions; avg.) 38% 38% Quarter-to-Date Trends Through 5/31/25 QTD average deposits down ~$0.6B compared to 1Q25 average1 - Largest decreases in Total Middle Market, Retail & Corporate Banking NIB average deposit mix 38% QTD; average loan to deposit ratio of 82% 2Q25 Outlook2: Expect QTD deposit trends to pressure previous 2Q25 average deposit guidance 16 18 19 21 21 23 24 24 28 31 32 32 33 38 W B S H B A N K EY C FG B O K F SN V FH N FI TB M TB R F W A L ZI O N C FR C M A Peer Average 81% 86% 50% 60% 70% 80% 90% 100% 110% 120% 130% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 1Q 25 Interest Rate Sensitivity Largely achieved strategic objective to protect earnings from rate volatility 5/31/25 1Outlook as of 6/10/25 2For methodology, see Comerica’s most recent Form 10-Q, as filed with the SEC on April 30, 2025. Estimates are based on simulation modeling analysis from our base case, which utilizes March 2025 average balances 12©2025, Comerica Inc. All rights reserved. • >33% increase to FY22 NII over FY21 (including PPP) • 4 - 5% increase in 4Q22 over 3Q22 (including PPP)Management Outlook for Net Interest Income1 2Q25 Outlook: Expect 2Q25 net interest income in line with previous guidance Estimated 12-Month Net Interest Income Impact Relative to Baseline 100 bps gradual decrease $19MM 100 bps gradual decrease & 60% incremental beta $41MM 100 bps gradual increase -$36MM 100 bps gradual increase & 60% incremental beta -$67MM Sensitivity Analysis as of 3/31/25 Rates UP Rates DOWN Loan Balances Modest increase Modest decrease Deposit Balances Moderate decrease Moderate increase Deposit Beta ~47% per incremental change Securities Portfolio Partial reinvestment of cash flows Hedging (Swaps) No additions modeled 3/31/25 Model Assumptions2 100 bps (50 bps avg.) gradual, non-parallel rise

Primary Markets Other Markets Office Locations Diversified Geographic Footprint Texas • Established: 1988 • #2 largest state GDP • Business friendly environment • Dallas-Fort Worth, Houston, Austin, San Antonio California • Established: 1991 • #1 largest state GDP • Deep industry expertise • L.A., San Diego, San Jose, San Francisco Michigan • Established: 1849 • #14 largest state GDP • Large retail deposit base • Detroit, Ann Arbor, Grand Rapids, Lansing Offices Across U.S. Southeast • Strong population growth & manufacturing base • Commercial offices in Raleigh, Winston-Salem, Charlotte & Fort Lauderdale • FL #4 & NC #12 largest state GDP • Serving customers in FL, GA, NC, TN, SC & VA Mountain West • Fast growing economy, attractive climate • 1 office in Denver • Serving customers in AZ & CO International Presence • Our North America platform enables us to fulfill the U.S., Mexican & Canadian dollar-based needs of our customers ©2025, Comerica Inc. All rights reserved. Large, higher growth urban markets Highly integrated, cost-effective platformPredominance of middle market companies & wealth management opportunities 36% 27% 15% 22% MI CA TX Other Markets / Finance 21% 36% 25% 18% MI CA TX Other Markets Loans1 Deposits1 1Average 1Q25 Loans & Deposits, respectively. See Quarterly Average Loans & Quarterly Average Deposits slides for more details. 2U.S. Census Bureau; by population 2024. Includes all locations with employees & offices 3U.S. Census Bureau; 2024 vs 2023 by number of people. Includes all locations with employees & offices 13 In 14 of the 15 largest markets2 & 7 of the 10 fastest growing markets3 STRONG FIRST QUARTER 1Q25 Review Strong fundamental results & proven legacy, positioned to support our customers 14©2025, Comerica Inc. All rights reserved. DIVERSIFIED MODELROBUST LIQUIDITY INSULATED RATE POSITION CONSERVATIVE CAPITALPROVEN CREDIT Highly regarded underwriting discipline Track record of net charge-off outperformance through cycles Limited consumer exposure Historically low credit metrics Tenured customer relationships 12.05% CET1 Ratio, well above strategic target & well positioned relative to peers 12.60% Tier 1 Ratio 3/31/25 1Source for peer data: S&P Global Market Intelligence & company press releases; for a comprehensive list of our peer group, please see our 2025 Proxy Statement, as filed with the SEC on March 17, 2025 EPS grew over 4Q24 Stable NIB mix, peer leading as of 1Q251 Favorable NII Lower expenses than 4Q24 Book value up over YE 2024 81% loan to deposit ratio, below 15 year average $42.5B in total liquidity capacity Diversified funding sources Proven ability to access additional liquidity as needed Geographic & business diversification designed to minimize exposure to any one segment or market Deliberate steps to manage rate volatility Slight liability sensitivity Deposit outperformance in a down rate cycle

1Q25 Results Growth in profitability; deposits, net interest income & expenses outperformed guidance 1Includes gains/(losses) related to deferred comp asset returns of $6MM 1Q24, $(0.2MM) 4Q24, $(2MM) 1Q25 in noninterest income & $6MM 1Q24, $1MM 4Q24, $(0.2MM) 1Q25 in noninterest expense 2Diluted earnings per common share 3Noninterest expenses as a percentage of the sum of net interest income & noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares & changes in the value of shares obtained through monetization of warrants 44Q24 included $7MM benefit as a result of changes in the combined state income tax rate applicable to deferred tax assets (in millions, except ratios & per share data) 1Q25 4Q24 1Q24 Change From 4Q24 1Q24 Average loans $50,214 $50,617 $51,372 $(403) $(1,158) Average deposits 61,899 63,347 65,310 (1,448) (3,411) Other time deposits 1,052 1,371 3,964 (319) (2,912) Net interest income 575 575 548 -- 27 Provision for credit losses 20 21 14 (1) 6 Noninterest income1 254 250 236 4 18 Noninterest expenses1 584 587 603 (3) (19) Provision for income tax 53 47 29 6 24 Net income 172 170 138 2 34 Earnings per share2 $1.25 $1.22 $0.98 $0.03 $0.27 Efficiency Ratio3 70.28% 69.51% 76.91% CET1 12.05% 11.89% 11.48% <1% decline in average loans driven largely by National Dealer Services & expected Commercial Real Estate paydowns Seasonal pressures & reduction in brokered time deposits drove lower average deposits; continued stability in NIB mix & proactive deposit pricing Flat net interest income; impact from seasonal deposit pressures & muted loan demand offset by structural benefit of swaps & securities, BSBY cessation & stronger than projected NIB deposit trends; net interest margin increased 12bps Net charge-offs of 21 bps at the low end of historical range; reserve ratio relatively flat at 1.44%; reflecting portfolio composition & qualitative reserves considering increased economic uncertainty Noninterest income variance benefitted from 4Q24 $19MM pre-tax loss related to modest 4Q24 securities repositioning; 1Q25 saw credit valuation adjustment (CVA), non-customer & seasonal pressures Lower noninterest expense; higher salaries & benefits driven by seasonality & lower gain on asset sales more than offset by lower litigation-related expenses & various other categories Conservative approach to capital; maintained CET1 well above our 10% strategic target, returned $143MM to shareholders through repurchases & dividends Taxes impacted by higher pre-tax income & favorable 4Q24 discrete items4 15©2025, Comerica Inc. All rights reserved. Key Performance Drivers 1Q25 compared to 4Q24 7.82 7.38 CMA Peer Avg. CMA vs Peers 1Q25 Source for peer data: S&P Global Market Intelligence & company press releases 1Excluding CFR as data is not available 2Refer to reconciliation of non-GAAP financial measures in appendix ©2025, Comerica Inc. All rights reserved. 16 Tangible Common Equity Ratio1,2 (percentages; 1Q25) 6 bps decrease QoQ CET1 (Capital) Ratio (percentages; 1Q25) Loan Yield (percentages; 1Q25) 6.13 5.97 CMA Peer Avg. Loan to Deposit Ratio (Period-end; percentages; 1Q25) 49 62 70 73 74 78 79 79 80 81 81 81 84 97 C FR B O K F K EY R F FI TB C FG W A L ZI O N H B A N W B S C M A M TB SN V FH N Peer Average Loan Growth (Avg.; percentages; 1Q25 vs 4Q24) -0.80 0.39 CMA Peer Avg. 10.45 10.60 10.64 10.75 10.80 10.80 10.90 11.10 11.26 11.50 11.80 12.05 13.31 13.84 FI TB H B A N C FG SN V R F ZI O N FH N W A L W B S M TB K EY C M A B O K F C FR Peer Average Yields inclusive of negative swap carry

= Total Fixed Rate (57%) Business Line 1Q25 4Q24 1Q24 Middle Market General1 $11.3 $11.4 $11.5 Energy 1.5 1.5 1.4 National Dealer Services 5.2 5.5 5.7 Entertainment 1.1 1.2 1.1 Tech. & Life Sciences 0.8 0.7 0.7 Equity Fund Services 1.8 1.6 2.0 Environmental Services 2.8 2.7 2.4 Total Middle Market $24.5 $24.6 $24.8 Corporate Banking US Banking 3.7 3.8 4.1 International 1.4 1.4 1.6 Commercial Real Estate 10.0 10.3 10.2 Mortgage Banker Finance -- -- 0.1 Business Banking 3.2 3.1 3.1 Commercial Bank $42.8 $43.2 $43.9 Retail Bank $2.4 $2.4 $2.3 Wealth Management $5.0 $5.0 $5.2 TOTAL $50.2 $50.6 $51.4 Quarterly Average Loans $ in billions Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. 1Middle Market General includes Middle Market Banking as well as Municipalities, Government Card, Financial Institutions, Leasing, Financial Services Division & Merchant Services 2Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets 3Fixed rate loans include $23.4B receive fixed/pay floating (30-day) SOFR interest rate swaps 4Includes ~3.6% of Daily SOFR 5Over 70% of the underlying loan indices <30 day floating rate By Market 1Q25 4Q24 1Q24 Michigan $10.7 $11.0 $11.6 California 18.2 18.4 18.4 Texas 12.4 12.7 12.6 Other Markets2 8.9 8.5 8.8 TOTAL $50.2 $50.6 $51.4 ©2025, Comerica Inc. All rights reserved. 17 Fixed Rate 10% Synthetically fixed from swaps 47% -Day Rate 33% 90-Day+ Rate 7% Prime-based 3% 3 Loan Portfolio (1Q25 Period-end) 4 $49.9B 5 -3.1 -2.8 CMA Peer Avg. Noninterest-bearing Deposit Change (Avg.; percentages; 1Q25 vs 4Q24) Interest-bearing Deposit Change (Avg.; percentages; 1Q25 vs 4Q24) -1.8 0.4 -1.0 CMA Peer Avg. CMA Customer Deposits CMA vs Peers 1Q25 Source for peer data: S&P Global Market Intelligence & company press releases 1Excludes Brokered Time Deposits 18©2025, Comerica Inc. All rights reserved. Noninterest-bearing % of Total Deposits (Avg; percentages; 1Q25) Interest-bearing Deposit Cost (Avg.; percentages; 1Q25) 2.65 2.56 CMA Peer Avg. 16 18 19 21 21 23 24 24 28 31 32 32 33 38 W B S H B A N K EY C FG B O K F SN V FH N FI TB M TB R F W A L ZI O N C FR C M A Peer Average -11 -17 -18 -18 -20 -23 -24 -26 -26 -26 -26 -27 -28 -38 R F H B A N K EY C FG C FR W A L B O K F W B S FI TB ZI O N C M A M TB SN V FH N Peer Average Interest-bearing Deposit Cost Change (Avg.; bps; 1Q25 vs 4Q24) Interest-bearing Deposit Beta (Avg.; percentages; 1Q25 vs 3Q24) 71 55 CMA Peer Avg. 1

Commercial Bank 53% Retail Bank 38% Wealth Management 6% Other 3% Diversified Deposit Base (1Q25 average) 1As of 3/31/25 2Includes consumer & small business 3Curinos Research’s 9/30/24 Small Business Deposit Report ©2025, Comerica Inc. All rights reserved. Attractive Deposit Profile Targeted focus on relationship deposits 19 Stable & Tenured Core Deposit Base1 Diversified Across Markets & Businesses Highest concentrations in Retail Consumer (30%) & Middle Market Banking (14%), inherently diversified business lines Geographically dispersed Pursuing Primacy & Holistic Relationships ~97% of Commercial Bank noninterest-bearing deposits utilize Treasury Management services; ~91% have ECA Average Middle Market relationship has 8 Treasury Management products 89% Retail customers have checking account Tenured Average Middle Market relationship: 15 years Average Retail relationship: 16 years2 Active Operating Accounts Average Middle Market relationship deposit balances of $4MM (includes ~$2MM in noninterest-bearing) Average Retail customer checking account balance of ~$28K2 Prioritizing growth in Small Business 63% are NIB 100+ bankers dedicated to Small Business Deposit portfolio outperformed the industry in 20243 ($ in billions) YE 2019 YE 2022 3/31/2025 Loan-to-Deposit Ratio 88% 75% 81% Total Deposits (Period-end) $57.3 $71.4 $61.5 Stronger Profile than Pre-Pandemic Deposit Initiatives: Prioritizing targeted efforts to drive balances aligned with core relationship strategy ©2025, Comerica Inc. All rights reserved. Small Business Investment Treasury Management & Payments Leveraging Card Capabilities Enhanced Online Deposit Capabilities Targeted Focus on Deposit-Rich Customers

Quarterly Average Deposits $ in billions Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. 1Middle Market General includes Middle Market Banking as well as Municipalities, Government Card, Financial Institutions, Leasing, Financial Services Division & Merchant Services 2Finance/Other includes items not directly associated with the geographic markets or the three major business segments including brokered time deposits 3Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets Business Line 1Q25 4Q24 1Q24 Middle Market General1* $17.8 $17.9 $17.3 Energy 0.3 0.4 0.3 National Dealer Services 0.9 0.9 0.9 Entertainment 0.4 0.3 0.4 Tech. & Life Sciences 2.7 3.0 3.1 Equity Fund Services 1.1 0.9 0.8 Environmental Services 0.4 0.5 0.4 Total Middle Market $23.6 $23.9 $23.2 Corporate Banking US Banking 2.1 2.2 2.1 International 1.9 2.0 2.0 Commercial Real Estate 1.8 1.7 1.4 Business Banking 3.4 3.5 3.5 Commercial Bank $32.8 $33.3 $32.2 Retail Bank $23.6 $24.0 $24.4 Wealth Management $3.6 $3.9 $3.9 Finance / Other2 $1.9 $2.1 $4.8 TOTAL $61.9 $63.3 $65.3 *Direct Express (included in Middle Market General balances above) $3.6 $3.5 $3.3 By Market 1Q25 4Q24 1Q24 Michigan $22.5 $22.7 $23.2 California 16.4 17.1 16.3 Texas 9.1 9.3 9.4 Other Markets3 12.0 12.1 11.6 Finance / Other2 1.9 2.1 4.8 TOTAL $61.9 $63.3 $65.3 ©2025, Comerica Inc. All rights reserved. 21 Commercial Noninterest- bearing 26% Commercial Interest- bearing 33% Retail Interest- bearing 29% Retail Noninterest- bearing 12% Strong Deposit Mix: 38% Noninterest-bearing (1Q25 Period-end) Total $61.5B ©2025, Comerica Inc. All rights reserved. Liquidity Abundant liquidity & funding capacity enhances flexibility 3/31/25 1Securities at the FHLB are incremental to Unencumbered Securities at Market Value 2Total Liquidity Capacity amounts may not foot due to rounding 3Excludes brokered time deposits 22 Repaid net $0.6B of FHLB advances (period-end) in 1Q25 No brokered time deposit maturities in 1Q25 Scheduled FHLB maturities of $1B annually from 2026-2028 Scheduled to mature in March annually Scheduled brokered time deposits maturities of $1.1B in 2025 ~$900MM scheduled to mature in 2Q25 CD portfolio is ~$3.1B & ~85% matures by 9/30/253 Source (3/31/25) $ in billions Amount or Total Capacity Remaining Capacity Cash 4.6 4.6 FHLB (securities1 & loan collateral) 16.8 13.4 Unencumbered Securities at Market Value 7.4 7.4 Discount Window (loan collateral) 17.1 17.1 Total Liquidity Capacity2 $42.5 Total Liquidity Capacity (ex. Discount Window)2 $25.4 Low Unsecured Debt Obligations (Debt Maturities, $ in millions) 81% 86% 50% 60% 70% 80% 90% 100% 110% 120% 130% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 1Q 25 Loan to Deposit Ratio Below Historical Average (period-end) 350 400 550 1,000 500 2025 2026 2027 2028 2029 2030 2033 Highlights

Securities Portfolio Expect future maturities to enhance earnings power 3/31/25 Totals shown in graph above may not foot due to rounding 1Outlook for legacy portfolio as of 4/21/25 assuming 3/31/25 forward curve 2Estimated as of 3/31/25 Period-end 1Q25 portfolio increased ~$60MM from 4Q24 ~$285MM MBS payments ~$335MM fair value change (pre-tax) & $10MM net discount amortization Average 1Q25 portfolio decreased $411MM 2Q25: Estimated repayments ~$260MM MBS1 Duration of 5.7 years2 Extends to 6.4 years under +200bps instantaneous rate increase2 Net securities-related AOCI unrealized loss decreased to $1.9B (after tax) ©2025, Comerica Inc. All rights reserved. 23 Securities Portfolio (period-end; $ in billions) 12.4 15.7 15.9 15.0 15.1 0.1 3.0 2.3 2.9 2.5 4Q19 2Q24 3Q24 4Q24 1Q25 Fair Value (Reported on Balance Sheet) Valuation Adjustment 1Q25 vs. 4Q24 548 533 534 575 575 2.80 2.86 2.80 3.06 3.18 1Q24 2Q24 3Q24 4Q24 1Q25 Net Interest Income 1Q25 compared to 4Q24 1See BSBY Cessation Impacts slide for more details Net Interest Income ($ in millions) 24©2025, Comerica Inc. All rights reserved. BSBY Cessation: $12MM positive impact to Net Interest Income1 & 7bps to NIM with impacts of hedging program accounted for within loan rate impact Net impact due to rates: $32MM benefit to Net Interest Income & 16bps to NIM Net Interest Margin % 4Q24 $575MM 3.06% Loans (36) (0.10) 2 less days (16) - Other portfolio dynamics (10) (0.06) Lower balances (7) (0.02) Lower short-term rates (3) (0.02) Securities Portfolio 9 0.06 Higher rates 12 0.06 Lower security balances (2) - 2 less days (1) - Fed Deposits (16) (0.04) Lower deposits with FRB (10) (0.01) Lower short-term rates (5) (0.03) 2 less days (1) - Deposits 34 0.16 Rates 20 0.11 Interest-bearing balances & mix 8 0.05 2 less days 6 - Wholesale Funding 9 0.04 Rates, incl. swaps 8 0.04 Medium & long-term debt 2 0.01 Short-term borrowings (1) (0.01) 1Q25 $575MM 3.18% 4Q24 to 1Q25 NII & NIM Walk Additional Variance Detail Relative to 4Q24 Favorable deposit trends, securities portfolio & deliberate reduction in wholesale funding offset impact of lower loans

©2025, Comerica Inc. All rights reserved. Net Interest Income Expected Securities Repayments & Maturities2 ($ in millions; weighted average yield) 588 287 284 412 377 204 224 629 1.49% 2.10% 1.94% 2.96% 2.79% 2.10% 2.07% 3.48% 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Contractual Swap Notionals1 ($ in billions; avg.; weighted average yield) Swap & securities attrition expected to create multi-year tailwind Project 15 bps higher yield & $3.9B lower notional from 1Q25 to 3Q26; lessened pressure on NII Deployment of liquidity from repayment of lower yielding securities expected to benefit NII 3/31/25 1Received fix/pay floating swaps; maturities extend through 3Q30; Table assumes no future terminations or new swaps 2Outlook as of 4/21/25 23.6 23.4 23.3 22.9 22.4 21.9 20.8 19.5 2.54% 2.55% 2.55% 2.57% 2.61% 2.64% 2.67% 2.70% 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 25 Actual Projected 0.02 0.11 0.18 0.19 0.19 0.20 0.21 0.26 0.34 0.42 0.42 0.45 0.51 0.57 B O K F ZI O N W A L FH N C FR SN V C M A H B A N M TB K EY W B S FI TB R F C FG CMA vs Peers 1Q25 Source for peer data: S&P Global Market Intelligence & company press releases ©2025, Comerica Inc. All rights reserved. 26 Net Charge-offs (recoveries) (as a % of average loans; 1Q25) Nonperforming Assets Ratio (as a % of total loans & foreclosed property; 1Q25) 0.36 0.40 0.51 0.60 0.60 0.61 0.67 0.67 0.81 0.88 0.98 1.06 1.14 1.15 B O K F C FR ZI O N C M A W A L H B A N SN V K EY FI TB R F FH N W B S M TB C FG Allowance for Credit Losses (as a % of total loans; 1Q25) 0.77 1.24 1.24 1.32 1.34 1.40 1.44 1.45 1.61 1.63 1.63 1.81 1.87 2.07 W A L ZI O N SN V C FR W B S B O K F C M A FH N C FG M TB K EY R F H B A N FI TB 0.04 0.08 CMA Peer Avg. Provision Expense (as a % of total loans; 1Q25)

Credit Quality Remained a strength, historically low metrics & migration manageable 1Q25 compared to 4Q24 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 2A portion of the portfolio is also considered Leveraged & also reflected in the Leveraged data Nonperforming Assets Remained Below Historical Averages ($ in millions) Criticized Loan Balances1 Reflect Expected Migration ($ in millions) 728 717 720 725 719 1.43 1.38 1.43 1.44 1.44 - 1.00 2.00 3.00 4.00 5.00 6.00 1Q24 2Q24 3Q24 4Q24 1Q25 ACL/Loans % Allowance for Credit Losses as % of Loans Relatively Flat ($ in millions) 2,688 2,430 2,417 2,530 2,573 5.3 4.7 4.8 5.0 5.2 - 2.00 4.00 6.00 8.00 10.00 12.00 1Q24 2Q24 3Q24 4Q24 1Q25 Criticized/Loans % 27©2025, Comerica Inc. All rights reserved. Net Charge-Offs at the Low-End of Normal Range (% of average loans) Portfolios with Incremental Monitoring (period-end) 1Q25 4Q24 Business Line or Portfolio 3/31 Loans % of Total Loans % Criticized 12/31 Loans % of Total Loans % Criticized Commercial Real Estate Business Line $10.0B 20.0% 5.5% $10.0B 19.7% 4.4% Leveraged $2.9B 5.7% 10.1% $2.8B 5.6% 10.6% Automotive Production2 $0.7B 1.5% 16.6% $0.8B 1.5% 15.0% Senior Housing $0.7B 1.3% 54.9% $0.7B 1.3% 56.0% TLS2 $0.8B 1.6% 19.3% $0.8B 1.6% 17.8% 217 226 250 308 301 0.43 0.44 0.50 0.61 0.60 (0.10) 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 0 50 100 150 200 250 300 350 1Q24 2Q24 3Q24 4Q24 1Q25 Historical 10 Year Avg. NPA/Loans % 0.10% 0.09% 0.08% 0.13% 0.21% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 1Q24 2Q24 3Q24 4Q24 1Q25 Normal 20 - 40 bps range NCO/Avg. Loans % Noninterest Income CVA, non-customer trends & seasonality pressured 1Q25 results; driving fee income remains a strategic priority 1Q25 compared to 4Q24 1Includes Risk management hedging income related to price alignment (PA) income received for Comerica’s centrally cleared risk management positions $13MM 1Q24, $17MM 2Q24, $8MM 3Q24, $8MM 4Q24, $8MM 1Q25; Includes Credit Valuation Adjustment (CVA) $0.4MM 1Q24, $(0.1MM) 2Q24, $(1MM) 3Q24, $2MM 4Q24, $(2MM) 1Q25; Includes gains/(losses) related to deferred comp asset returns of $6MM 1Q24, $0.5MM 2Q24, $4MM 3Q24, $(0.2MM) 4Q24, $(2MM) 1Q25 Noninterest Income1 ($ in millions) 236 291 277 250 254 1Q24 2Q24 3Q24 4Q24 1Q25 28©2025, Comerica Inc. All rights reserved. 1Q25 vs. 4Q24 Noninterest income increased $4MM, or 1.6% + $19MM realized losses related to modest repositioning of securities portfolio in 4Q24 - $5MM capital markets income (driven by CVA) - $3MM card fees

603 555 562 587 584 76.9 67.8 68.8 69.5 70.3 1Q24 2Q24 3Q24 4Q24 1Q25 Efficiency Ratio % Noninterest Expenses1 ($ in millions) Noninterest Expenses Strong expense discipline 1Q25 compared to 4Q24 1Includes gains/(losses) related to deferred comp plan of $6MM 1Q24, $2MM 2Q24, $6MM 3Q24, $1MM 4Q24, $(0.2MM) 1Q25; Variance may not foot due to rounding 2Noninterest expenses as a percentage of the sum of net interest income & noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares & changes in the value of shares obtained through monetization of warrants Decreased $3MM - $13MM litigation-related expenses - $7MM charitable contributions - $5MM consulting expenses - $4MM outside processing fee expense + $22MM salaries & benefits + $19MM primarily seasonal items + $5MM temporary labor + $9MM lower gain on sale of assets $15MM gains on sale of real estate in 4Q24 $6MM primarily net gains on sale of other assets in 1Q25 + $4MM FDIC special assessment 29©2025, Comerica Inc. All rights reserved. 2 1Q25 vs. 4Q24 (2.3) (1.7) (2.2) (1.9) (0.8) (0.2) (0.6) (0.4) (0.4) (0.4) (0.4) (0.4) 2Q24 3Q24 4Q24 1Q25 Securities Swaps Pension 7.00% 7.82% 4Q24 1Q25 Capital Management Conservative approach, CET1 well above target, TCE improved & returned capital to shareholders 3/31/25 1Considers AOCI for securities & pension & related RWA benefit utilizing 3/31/25 risk weighting. Does not assume other potential Basel III Endgame impacts (such as market risk, operational risk & changes to standard counter-party risk). 2Refer to reconciliation of non-GAAP financial measures in appendix 3Represents the impact of $2.7B in AOCI on common equity & $2.2B in corresponding impacts to total assets 11.89% 12.05% 7.0% 4Q24 1Q25 CET1 Tier 1 12.43% 12.60% 8.5% 4Q24 1Q25 Regulatory Minimum + Capital Conservation Buffer (CCB) 30 ©2025, Comerica Inc. All rights reserved. 6.1 6.7 4Q24 1Q25 Common Equity ($ in billions; period-end) Tangible Common Equity Ratio2 7.75% 8.58% 4Q24 1Q25 Common Equity Ratio Accumulated Other Comprehensive Income ($ in billions) Scenarios Est. AOCI Increase / (Decrease) Rate shock + 100 bps Static balances ($1.1B) Rates shock - 100 bps Static balances $1.2B Estimated Change in AOCI Derived Simulated Sensitivity Analysis for Securities & Swap Portfolios 1Q25: AOCI impact3 of (314 bps) AOCI impact3 of (319 bps) AOCI impact of ($2.7B) Basel III Endgame Capital Considerations We are not subject to these proposed rules with ~$80B in assets as of 3/31/25. If subject to proposed Basel III Endgame capital requirements relating to AOCI opt-out changes, our estimated CET1 would exceed regulatory minimums & conservation buffer as of 3/31/251. 8.44% Estimated CET1 with AOCI opt-out 8.93%

©2025, Comerica Inc. All rights reserved. BSBY Cessation Impacts Actual Projected2 FY23 FY24 1Q25 2Q25 3Q25 4Q25 FY25 FY26 FY27 FY28 Net Interest Income Impact $2.8MM $6.9MM $27.6MM $22.8MM $19.3MM $13.8MM $83.5MM $26.5MM $8.4MM $2.0MM Gain / (Loss) in Other Noninterest Income $(91.3MM) $(38.8MM) - - - - - - - - Pre-Tax Income Impact $(88.5MM) $(31.9MM) $27.6MM $22.8MM $19.3MM $13.8MM $83.5MM $26.5MM $8.4MM $2.0MM • Accounting Impact: Temporary loss of hedge accounting due to pending cessation of BSBY caused the recognition of unrealized losses in 4Q23 & 1Q24 & impacts net interest income. AOCI losses recognized in earnings over 12 months but accreted back to income over original life of swap. • Financial Impact: • No economic impact as these losses are re-couped over time; ~90% of impact expected to accrete back by YE2026 • Pre-tax gains or losses related to this accounting treatment impact CET1, but not Tangible Common Equity • Normal pay / receive cash flows remain uninterrupted • Net-tax impact reflects adjustments to AOCI balance over the life of the re-designated swaps1 Majority of losses expected to accrete back in 2025 & 2026 1Cessation impacts not expected to change & are not sensitive to market rates. 2Projected non-cash net impact of amortization & accretion; included in outlook unless otherwise indicated in an adjustment. 31 Shared National Credit (SNC) Relationships Credit quality of our SNC relationships better than portfolio average SNC loans increased $52MM compared to 4Q24 SNC relationships included in business line balances; we do not have a dedicated SNC line of business Approximately 680 borrowers Comerica is agent for 27% of loans Strategy: Pursue full relationships with ancillary business Adhere to same credit underwriting standards as rest of loan book Only 2% of SNCs were criticized ~14% of SNCs were leveraged Period-end Loans ($ in billions) Total $11.4B ©2025, Comerica Inc. All rights reserved. 3/31/25 SNCs are facilities greater than $100 million shared by three or more federally supervised financial institutions, which are reviewed by regulatory authorities at the agent bank level 32 Highlights Total Middle Market $8.0B; 70% Corporate Banking $2.6B; 23% CRE $0.8B; 7% Total Middle Market: General Middle Market, $2.9B; 25% Environmental Services, $1.3B; 12% Energy, $1.3B; 11% National Dealer Services, $1.0B; 9% Entertainment, $0.7B; 6% Equity Fund Services, $0.7B; 6% Technology & Life Sciences, $0.1B; 1%

Investing for Growth with Key Initiatives Transforming the Culture Redefine our culture through new roles, a renewed investment in our colleagues, a best-in-class mindset & consistent sales principles Reinventing the Customer Experience Redesign our network distribution model to rebuild the customer value proposition with an integrated omni-channel customer experience Accelerating Growth Prioritize growth to drive opportunities through generational banking, customer segments & Small Business expansion 89% 82% 16 Average Customer Tenure in Years Deposit Customers with Checking Accounts ©2025, Comerica Inc. All rights reserved. The Retail Bank Banking Retail & Small Business customers in growth markets across the US 3/31/25 112/31/24 Barlow Research’s Small Business (revenue $100K-$10MM data: 1Q23-4Q24): compared to Top 10 Banks by market share. Retail Banking: A granular deposit base of stable & long-tenured customers Small Business Banking: Customers with Deposits 5+ Years ~38% at 3/31/25 ~$28K Avg. Customer Deposits Small Business Customers 24% Noninterest-Bearing Deposit Mix Service Channels: •Banking Centers •Contact Center •ATM & Payments •Online & Mobile #1 #2 +10% Increase in Year-over-Year Small Business Lending Outstanding Small Business Study Ranked1 – Very Satisfied “Satisfied overall with their primary bank” Small Business Tools & Resources Deliver growth tools uniquely designed for Small Business customers to help them to manage & grow their own business Small Business Study Ranked1 – Agree Strongly “My primary bank gets things right the first time” 33 ©2025, Comerica Inc. All rights reserved. Wealth Management Leading the way to your business & personal success Fiduciary Services • Pioneer & industry leader in third-party fiduciary services space • Deep subject matter expertise in Specialty Wealth Services that exceed the capabilities offered by industry competitors • Charitable, Estate Settlement, Special Needs Trust Administration • Trust Real Estate & Specialty Assets • Institutional Trust capabilities to support businesses & business owners • ~$156B in AUA • 5-year revenue CAGR of 6% in our third- party fiduciary business1 • 33 offices around the country Private Wealth Management • Differentiated & integrated wealth planning & business transition capabilities • Unique custom credit, mortgage & banking capabilities • Advice-driven tailored investment management & specialty fiduciary solutions • ~$13B in AUA • 40% penetration into our Middle Market channel1 • Key source of referrals for our M&A advisory team Comerica Financial Advisors • Leveraging power of partnership for differentiated client & advisor experience • Recognized best in class platform & capabilities • Advice-driven approach to holistically serve business owners through collaboration & expertise • Uniquely positioned for growth • Building towards full coverage of our banking centers • Hub-based HNW Financial Advisors partnered with Private Wealth • >$25B in client assets2: ~$18B assets on AMP platform; ~$8B in bank money market platform • Opportunity to double number of Financial Advisors over next 5 years 34 Total Wealth Management represents ~27% of Comerica’s Noninterest Income1 & has ~$195B Assets Under Administration (AUA). Supported by 3 core businesses: 3/31/25 1Based on 2024 results & metrics 2Totals may not foot due to rounding Key Statistics:

3/31/25 1Excludes CRE business line loans not secured by real estate 2Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 3Calculated as of 12/31/24 Not primary strategy: Total CMA office loans of $682MM, or <1% of total loans; outstandings within CRE LOB of $406MM, or <1% of total CMA loans Selective geography: Urban in-fill & suburban strategy Majority recourse: Strong sponsors critical to underwriting Monitoring credit: Criticized loans totaling $88MM (or 13% of total office portfolio) Multi-family 50% Industrial 28% All Other 22% Commercial Real Estate Business Line Growth driven by multi-family & industrial projects; excellent credit quality Primarily Lower Risk Multi-family & Industrial1 (1Q25 period-end) Total $9.4B Long history of working with well-established, proven developers Experienced relationship team; average tenure: CRE line of business leadership: ~28 years Relationship managers: ~19 years CRE credit approval team: ~25 years Significant up-front equity required (typically averaging 35-40%, often from institutional investors) ~70% has recourse3 Majority of commitments originate as construction Primary strategy is financing development of Class A, urban infill multi- family & warehouse distribution in major sun belt metros (30% CA, 28% TX, 12% Southeast, 11% Southwest) Credit remains manageable ~72% of the portfolio maturing by the end of 2026 ©2025, Comerica Inc. All rights reserved. 35 Excellent Credit Quality in Commercial Real Estate Business ($ in millions) 1Q24 2Q24 3Q24 4Q24 1Q25 NAL 18 18 18 49 66 Criticized2 443 448 476 442 546 % Criticized 4.3% 4.3% 4.5% 4.4% 5.5% NCO (Recoveries) (0.01) (0.26) (1.48) (0.30) 10.82 Strong Credit Profile Driven by: Total CMA Office Exposure All Other: Retail, 5% Self-Storage, 5% Office, 4% Land Carry, 3% Single Family / Land Development, 2% Multi-use, 2% Other, 1% ©2025, Comerica Inc. All rights reserved. Total Office Portfolio Not a primary strategy Geographic Diversification By State $ in millions 3/31/25 12/31/24 California $277.9 $277.7 Texas 200.8 201.2 Michigan 60.5 60.8 Washington 40.1 40.1 Arizona 20.3 20.5 Nevada 11.8 11.8 Georgia 4.7 4.7 Illinois 4.4 4.4 Florida 1.5 1.5 Subtotal 622.0 622.7 Other1 59.5 58.5 Total Loans $681.5 $681.2 Key Office Portfolio Metrics $ in millions 3/31/25 12/31/24 Total Loans $681.5 $681.2 Avg. Loan Outstanding $4.9 $4.7 Net Charge-Offs 2.0% 0.0% Delinquencies2 1.8% 0.2% Non-Performing Loans 2.8% 4.7% Criticized Loans3 13.0% 19.6% 3/31/25 1Other includes loans to funds secured by multiple properties 2Loans 30 days or more past due 3Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 36

©2025, Comerica Inc. All rights reserved. Multi-family Portfolio Key Multi-family Portfolio Metrics $ in millions 3/31/25 12/31/24 Total Loans $4,986.6 $4,815.3 Avg. Loan Outstanding $17.1 $16.3 Net Charge-Offs 0.0% 0.0% Delinquencies2 0.0% 0.0% Non-Performing Loans 0.6% 0.7% Criticized Loans3 5.3% 4.0% 3/31/25; Inclusive of multi-family loans within CRE & other LOBs, unless otherwise stated 1Reflects multi-family loans within CRE LOB 2Loans 30 days or more past due 3Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 46% 24% 11% 9% 10% California LA County Bay Area Orange County Sacramento County Other 43% 32% 16% 9% Texas DFW Austin Houston San Antonio Geographic Diversification By State $ in millions 3/31/25 12/31/24 California $1,511.5 $1,414.6 Texas 1,432.7 1,405.6 Florida 440.2 409.0 Arizona 252.1 207.2 Washington 234.5 228.0 North Carolina 212.9 200.2 Colorado 211.6 193.1 Oregon 175.5 167.6 Michigan 166.3 135.8 Subtotal 4,637.3 4,361.1 Other 349.3 454.2 Total Loans $4,986.6 $4,815.3 37 1 1 Energy Primarily E&P exposure 3/31/25 1Includes Services of 1Q24 $10MM; 2Q24 $8MM; 3Q24 $6MM; 4Q24 $3MM; 1Q25 $3MM 2Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories Period-end Loans ($ in millions) 1,048 1,109 1,084 1,188 1,098 310 300 228 298 266 1,358 1,409 1,312 1,486 1,364 1Q24 2Q24 3Q24 4Q24 1Q25 Midstream Exploration & Production1 ©2025, Comerica Inc. All rights reserved. 38 Exposure $3.4B / 38% utilization Hedged 50% or more of production: At least one year: 69% of customers At least two years: 43% of customers Focus on larger, sophisticated E&P & Midstream companies E&P: 58% Oil-focused 21% Natural Gas focused 21% Oil/Gas balanced Excellent credit quality in 1Q25 ~1% Criticized loans2 $0.3MM Net recoveries Highlights

National Dealer Services 75+ years of floor plan lending 3/31/25 1Other includes obligations where a primary franchise is indeterminable (Multi-franchise, rental car & leasing companies, heavy truck, recreational vehicles, & non-floor plan loans) Franchise Distribution (Based on period-end loans outstanding) Top-tier strategy National in scope Focus on “Mega Dealer” (five or more dealerships in group) Strong credit quality; robust monitoring of company inventory & performance Floor Plan remained below historical averages 2.0 1.2 0.6 0.6 0.6 0.8 1.0 1.2 1.4 1.7 1.7 2.1 2.0 2.2 2.2 2.4 2.0 5.3 4.4 3.8 3.9 4.1 4.5 4.8 5.1 5.4 5.8 5.8 6.0 5.7 5.7 5.5 5.5 5.2 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 Floor Plan Average Loans ($ in billions) ©2025, Comerica Inc. All rights reserved. 39 Highlights Toyota/Lexus 12% Honda/Acura 14% Ford 6% GM 8% Jaguar/Land Rover 7% Stellantis 6% Mercedes 4% Nissan/ Infiniti 3% Other European 12%Other Asian 10% Other 18% Total $5.3B 1 3,070 2,933 2,994 2,960 2,715 0 500 1,000 1,500 2,000 2,500 3,000 3,500 1Q24 2Q24 3Q24 4Q24 1Q25 713 724 705 724 796 1Q24 2Q24 3Q24 4Q24 1Q25 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 3/31/25 Average Loans ($ in millions) Manage concentration to numerous verticals to ensure widely diversified portfolio Closely monitor cash balances & maintain robust backroom operation 10 offices throughout US & Canada Average Deposits Strong Loan to Deposit Ratio Relative to Other Business Lines ($ in millions) Growth 66% Early Stage 15% Late Stage 19% Customer Segment Overview (approximate; 1Q25 period-end loans) Total $805MM ©2025, Comerica Inc. All rights reserved. 40 Highlights

Equity Fund Services Strong relationships with top-tier Private Equity firms 3/31/25 Customized solutions for Private Equity & Venture Capital firms Credit Facilities (Funds, General Partners, Management Companies) Treasury Management Capital Markets, including Syndication & Foreign Exchange Customers in the US & Canada Well-diversified across funds with various industry strategies Drives connectivity with other teams Middle Market Commercial Real Estate Environmental Services Energy Technology & Life Sciences Private Banking Strong credit profile No charge-offs No criticized loans ©2025, Comerica Inc. All rights reserved. 41 Loans ($ in millions) 1,981 1,690 1,709 1,634 1,757 1,802 1,364 1Q24 2Q24 3Q24 4Q24 1Q25 4Q24 1Q25 Average Balances Period-end Balances Highlights Environmental Services Department Experienced team; specialized industry, committed to growth 3/31/25 1As of 4/11/25 15+ year experienced team with 20+ year management tenure Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions Focus on middle market-sized companies with full banking relationships Historically strong credit quality Waste Management & Recycling Insight & expertise with: Transfer stations, disposal & recycling facilities Commercial & residential waste collection Financing for M&A & growth capital Renewable Energy Solutions Formed group in 2022; active in the landfill-gas-to-energy & biomass industries for more than a decade Expanded focus to also include solar, wind, anaerobic digestion, & battery energy standalone storage Over 75% of the commitments are solar1 1,826 1,814 1,811 1,835 1,948 550 638 776 822 799 2,376 2,452 2,587 2,657 2,747 1Q24 2Q24 3Q24 4Q24 1Q25 Renewable Energy Solutions Waste Management & Recycling Average Loans ($ in millions) ©2025, Comerica Inc. All rights reserved. 42 Highlights

©2025, Comerica Inc. All rights reserved. Comerica’s Core Values Trust OwnAct To raise expectations of what a bank can be for our colleagues, customers & communities 43 Reconciliations ©2025, Comerica Inc. All rights reserved. 44 (period-end, millions, except per share data) 1Q25 4Q24 Tangible Common Equity Total shareholders’ equity $7,052 $6,543 Less fixed-rate non-cumulative perpetual preferred stock $394 $394 Common shareholders’ equity $6,658 $6,149 Less goodwill $635 $635 Less other intangible assets $6 $6 Tangible common equity $6,017 $5,508 Total assets $77,622 $79,297 Less goodwill $635 $635 Less other intangible assets $6 $6 Tangible assets $76,981 $78,656 Common equity ratio 8.58% 7.75% Tangible common equity ratio 7.82% 7.00% Tangible Common Equity Tangible common equity is used by Comerica to measure the quality of capital & the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital & total assets. Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators & analysts to evaluate the adequacy of common equity & our performance trends.

Holding Company Debt Rating As of 6/3/25 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A- - M&T Bank Baa1 BBB+ A BOK Financial Baa1 BBB+ A Fifth Third Baa1 BBB+ A- Huntington Baa1 BBB+ A- Regions Financial Baa1 BBB+ A- Citizens Financial Group Baa1 BBB+ BBB+ Comerica Baa2 BBB A- KeyCorp Baa2 BBB BBB+ Webster Financial Baa2 BBB - First Horizon National Corp Baa3 - BBB+ Western Alliance Baa3 - BBB Synovus Financial - BBB- BBB ©2025, Comerica Inc. All rights reserved. 45 Bank Debt Rating As of 6/3/25 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A - Fifth Third A3 A- A- Huntington A3 A- A- Citizens Financial Group A3 A- BBB+ M&T Bank A3 A- - BOK Financial Baa1 A- A Regions Financial Baa1 A- A- KeyCorp Baa1 BBB+ BBB+ Comerica Baa2 BBB+ A- Webster Bank Baa2 BBB+ - Zions Bancorporation Baa2 BBB+ BBB+ First Horizon National Corp Baa3 - BBB+ Synovus Financial Baa3 BBB BBB Western Alliance Baa3 - BBB ©2025, Comerica Inc. All rights reserved. 46

Thank You ©2025, Comerica Inc. All rights reserved.